SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) June 30, 2003
                                                       ---------------
                              WesBanco, Inc.
                              --------------
           (Exact name of registrant as specified in its charter)


  West Virginia                   0-8467              55-0571723
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(State or other jurisdiction   (Commission           (IRS Employer
  of incorporation)             File Number)         Identification No.)


       1 Bank Plaza, Wheeling, WV                          26003
      -----------------------------------------------------------
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (304) 234-9000
                                                     -------------
Former name or former address, if changed since last report  Not Applicable
                                                             --------------





ITEM 5.   Other Events
          WesBanco, Inc. announced that it redeemed all of the 8.50% Junior Subordinated Deferrable Interest
          Debentures and received $30 million from two pooled
          Trust Preferred transactions. A copy of the News Release containing the announcement is attached as an Exhibit 99 to this report.



ITEM 7.   Financial Statements and Exhibits
	     (c) Exhibits
                 99 -  Press Release issued by WesBanco, Inc.,
                       dated July 1, 2003.




Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WesBanco, Inc.
                                         --------------
                                         (Registrant)


July 1, 2003                             /s/ Paul M. Limbert
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    Date                                 Paul M. Limbert
                                         President & Chief Executive Officer